The Johnson International Fund	Summary Prospectus
Ticker: JINTX	May 1, 2012

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2012, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.johnsonmutualfunds.com . You can also get this information at no additional cost by calling (800)541-0170 or by sending an email request to prospectus@johnsonmutualfunds.com.

Investment Objective: Long term capital growth.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee[1]	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.40%
Distribution (12b-1) Fees[2]	0.00%
Other Expenses (Acquired Fund Fees and Expenses)[3]	0.00%
Total Annual Fund Operating Expenses	1.40%
Fee Waiver	(0.40%)
Total Annual Fund Operating Expenses After Waiver	1.00%
[1]	A processing fee will be deducted from any wire sales proceeds and paid to the Custodian.
[2]	This Fund has adopted a Rule 12b-1 Plan; however the Plan has not been activated and the Fund has no present intention to activate the Plan.
[3]	“Other Expenses” are comprised solely of fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more Acquired Funds. Numbers are rounded. Acquired Fund Fees and Expenses are the indirect costs of investing in other Funds. If the Fund incurred Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses and Net Expenses will not correlate to the expense ratios in the Fund’s financial statements or the Financial Highlights in the prospectus because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other funds.

Effective May 1, 2012, the Adviser has contractually agreed to waive a portion of its management fees for the International Fund, at least through April 30, 2013, so that the Management Fee is 1.00% for the period. The Adviser may not unilaterally change the contract until May 1, 2013.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost will be:

	1 Year	3 Years	5 Years	10 Years
International Fund	$103	$320	$555	$1,229

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24.16% of the average value of its portfolio.

Principal Investment Strategies of the Fund: The Fund invests primarily in equity securities of foreign companies that the adviser believes offer opportunities for capital growth. The Adviser seeks to find foreign companies offering a combination of strong growth, attractive valuation and improving profitability. The Adviser looks for companies with quality characteristics such as strong management, healthy balance sheets, sustainable competitive advantages and positive growth criteria such as increasing revenues, cash flow and earnings. The Adviser expects to invest primarily in foreign companies whose equity securities are traded on U.S. stock exchanges or whose securities are available through the use of American Depositary Receipts (ADRs). The Fund may also invest in exchange-traded Funds (ETFs) that invest primarily in foreign equity securities. The Fund may sell a security if the security reaches the Adviser’s valuation target, if the Adviser believes the company’s fundamentals have changed, or if the company is not performing as expected.

Principal Risks of Investing in the Fund: As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

Company Risk - The Fund value might decrease in response to the activities and financial prospects of an individual company.

Market Risk – The Fund value might decrease in response to general market and economic conditions.

Volatility Risk – Common stocks tend to be more volatile than other investment choices.

Management Risk – The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Small and Medium Sized Company Risk – In addition, the stocks of small-sized and medium-sized companies are subject to certain risks including:

•	Possible dependence on a limited product line, limited financial resources or a limited management group.
•	Less frequent trading and trading with smaller volume than larger stocks, which may make it difficult for the Fund to buy or sell the stocks.
•	Greater fluctuation in value than larger, more established company stocks.

Risks of Exchange Traded Funds - Investment in an ETF carries security specific risk and market risk.  The performance of an ETF may not completely replicate the performance of its underlying index.  The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs.

Foreign Investing Risk – There may be less information publicly-available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.

Emerging Market Country Risk - The risk associated with investment in foreign securities is heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries and may be subject to greater social, economic and political uncertainty and instability.

Preferred Stock Risk - Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Unsponsored ADR Risk- The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Average Annual Total Returns: The chart and table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows the Fund’s returns for the Fund's first calendar year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.

During the period shown, the highest return for a calendar quarter was 25.92% in the second quarter of 2009, and the lowest return was -14.48% in the second quarter of 2010.

For the Periods ended December 31, 2011	1 YEAR	SINCE INCEPTION 12/8/2008
Return Before Taxes	-14.61%	11.38%
Return After Taxes on Distributions	-15.01%	9.81%
Return After Taxes on Distributions and Sale of Fund Shares	-8.97%	8.79%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-12.14%	9.65%

The MSCI EAFE Index is the primary benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Johnson Investment Counsel, Inc.

Portfolio Managers: The Fund is managed by a team of portfolio managers. Brian Kute has been the team leader of the Fund management team since the Fund's inception. Jason Farler, CFA, has been a member of the Fund management team since its inception.

Purchase or Sale of Fund Shares: Shares may be purchased or redeemed at the Fund's net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. The minimum initial investment for the Fund is $2,000. The minimum for additional purchases is $100. You may buy or sell shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the Fund's Transfer Agent, Johnson Financial, Inc., 3777 West Fork Road, Cincinnati, OH 45247. You may contact the Transfer Agent at 800-541-0170 for information about how to purchase or redeem Fund shares by wire, electronic bank transfer or exchange.

Tax Information: Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.